UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26224	51-0317849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Campus Road
Princeton, NJ 08540
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities Registered Pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 25, 2023, Carrie Anderson, Chief Financial Officer of Integra LifeSciences Holdings Corporation (the “Company”), notified the Company of her decision to resign, effective as of February 2, 2023, to pursue another professional opportunity.

The Company intends to commence a comprehensive search process to identify a new Chief Financial Officer. In the interim, Mathieu P. Aussermeier, Vice President, Corporate Finance, Investor Relations & Treasurer, and Jeffrey Mosebrook, Senior Vice President, Finance, will assume Ms. Anderson’s financial duties and responsibilities and report to Jan De Witte, the Company’s President and Chief Executive Officer. Mr. Aussermeier will be responsible for treasury, financial planning and analysis, and investor relations. Mr. Mosebrook will oversee accounting, tax, internal audit and global business services. During the interim period, Mr. Mosebrook will serve as the Company’s principal financial officer in addition to serving as principal accounting officer.

Mr. Mosebrook’s biographical information is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2022, which is incorporated herein by reference. There are no arrangements or understandings between Mr. Mosebrook and any other person that would require disclosure under Item 401(b) of Regulation S-K. Additionally, there is no family relationship between Mr. Mosebrook and any other person that would require disclosure under Item 401(d) of Regulation S-K and he is not a party to any transactions that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: January 25, 2023	By:	/s/ Eric I. Schwartz
Eric I. Schwartz
	Title:	Executive Vice President, Chief Legal Officer and
Secretary